Schedule of Future Minimum Lease Payments Due Under Capital Lease Obligations (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Schedule of Capital Lease Obligations [Line Items]
2013		$ 1,794
2014		755
2015		90
Total minimum lease payments		2,639
Less: amounts representing interest		(136)
Present value of minimum lease payments		2,503
Less: current portion	(1,105)	(1,686)	(3,065)
Capital lease obligation, long-term	$ 422	$ 817	$ 1,918